UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

GENENTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9813	94-2347624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 DNA Way

South San Francisco, California 94080-4990

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of Severance Plans

On March 23, 2009, the Special Committee (the “Special Committee”) of the Board of Directors of Genentech, Inc. (the “Company”) amended the Company’s Executive Severance Plan and the Employee Severance Plan (together, the “Severance Plans” and each a “Severance Plan”) to replace certain provisions with respect to 2008 bonuses, which have already been paid to the Company’s employees, with provisions for 2009 bonuses. Under the Severance Plans, as amended, if a merger with Roche occurs, employees who are terminated without “cause” or resign for “good reason,” each as defined in the applicable Severance Plan, prior to January 1, 2010 will be paid, at the same time and in addition to their applicable severance payments, a pro-rata portion of their 2009 bonus, calculated as described below and based on the number of days they were employed during 2009 divided by 365. The terms “cause” and “good reason” are described in the Company’s Current Report on Form 8-K filed August 21, 2008 and such descriptions are incorporated herein by reference. Calculation of the 2009 bonus pool, on a pro-rated basis for terminated employees, as used to determine bonus payouts for terminated employees will be based on (i) a deemed achievement of eighty percent (80%) of the applicable annual corporate performance goals and (ii) actual year-to-date achievement of any other applicable performance goals, including individual performance goals. The actual bonus payouts for terminated employees will be subject to further modification based on individual performance, determined according to methodologies that the Company has historically used to assess performance for purposes of bonus payout. Additionally, the Special Committee amended the Severance Plans to (i) update certain date references, (ii) clarify that benefits for employees in foreign jurisdictions may be modified or eliminated to the extent necessary to ensure compliance or to be consistent with benefit programs in such foreign jurisdictions, (iii) clarify the timing of payments and (iv) update the agreement and release to be signed by employees participating in the Severance Plans. The description of the amended and restated Executive Severance Plan does not purport to be complete and is qualified entirely by reference to the Amended and Restated Executive Severance Plan, which is attached as Exhibit (e)(26) to Schedule 14D-9 Amendment No. 10 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Amended and Restated Genentech, Inc. Executive Severance Plan filed on Amendment No. 10 to Schedule 14D-9 with the Commission on March 24, 2009 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.

Date: March 24, 2009	/s/ Stephen G. Juelsgaard
Stephen G. Juelsgaard Executive Vice President, Secretary and Chief Compliance Officer